COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

Class A (LPXAX), Class C (LPXCX), Class I (LPXIX), Class R (LPXRX) AND Class Z (LPXZX) Shares

Supplement dated December 22, 2015 to the

Prospectus dated November 30, 2015

The “Additional Information – Distribution and Service Plan” section of the Prospectus is hereby replaced in its entirety:

DISTRIBUTION AND SERVICE PLAN (CLASS A, CLASS C AND CLASS R SHARES ONLY)

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (a “Distribution and Service Plan”) which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts. Under the Distribution and Service Plan, the Fund may pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to the Fund’s Class A, Class C and Class R shares, respectively. In addition, also under the Distribution and Service Plan, the Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor is obligated to use the amounts received under the Distribution and Service Plan for payments to qualifying dealers for their assistance in the distribution of the Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of Prospectuses to prospective investors. In addition, such amounts may also be used to pay for services to Fund shareholders or securities related to the maintenance of shareholder accounts. Payments received under the Distribution and Service Plan will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor bears distribution expenses to the extent they are not covered by payments under the Distribution and Service Plan. Any distribution expenses incurred by the Distributor in any fiscal year of the Fund, which are not reimbursed from payments under the Distribution and Service Plan accrued in such fiscal year, will not be carried over for payment under the Distribution and Service Plan in any subsequent year.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXPROSUP-1215